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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 28, 2001


 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-4, Mortgage Pass-Through Certificates,
                                Series 2001-5).

                                  CWMBS, INC.

            (Exact name of registrant as specified in its charter)

              Delaware                     333-51332            95-4596514
------------------------------------       ---------            ----------
     (State or Other Jurisdiction         (Commission        (I.R.S. Employer
           of Incorporation)              File Number)      Identification No.)


4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ---------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1    Legality Opinion of Brown & Wood LLP.

         8.1    Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1).

         23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1).



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWMBS, INC.



                                                         By: /s/ Celia Coulter
                                                         Celia Coulter
                                                         Vice President

Dated: February 28, 2001






                                 Exhibit Index

Exhibit                                                                    Page

5.1      Legality Opinion of Brown & Wood LLP                                5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)           5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5



                                                          Exhibits 5.1 and 8.1

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                             February 28, 2001

CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302



                  Re:      CWMBS, Inc.
                           Alternative Loan Trust 2001-4
                           Mortgage Pass-Through Certificates,
                           Series 2001-5
                           -----------------------------------------------------


Ladies and Gentlemen:

         We have acted as special counsel for CWMBS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the Mortgage Pass-Through Certificates of the above-referenced Series (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc., as seller and master servicer (the "Seller and Master Servicer"), and The Bank of New York, as trustee (the "Trustee").

         The Certificates will represent the entire beneficial ownership interest in Alternative Loan Trust 2001-4 (the "Trust Fund"). The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

         Based upon the foregoing, we are of the opinion that:

1. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and the Seller and Master Servicer and constitutes a valid, legal and binding agreement of the Company and the Seller and Master Servicer, enforceable against the Company and the Seller and Master Servicer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly executed and countersigned by the Trustee in the manner contemplated in the Pooling and Servicing Agreement, when delivered and paid for, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

3. The Master REMIC and the Subsidiary REMIC as described in the Pooling and Servicing Agreement and the Prospectus Supplement will each qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of
     Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Master REMIC as a REMIC and an election is made to treat the assets of the Subsidiary REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

         The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes August be retroactive in application and could modify the legal conclusions upon which such opinions are based. Such opinion is limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Pooling and Servicing Agreement or the effect of such transactions on Countrywide Home Loans, Inc. or any member of Countrywide Home Loans, Inc.'s consolidated tax group.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

         We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.

                                                         Very truly yours,

                                                         /s/ BROWN & WOOD LLP
                                                         --------------------
                                                             BROWN & WOOD LLP



                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                             February 28, 2001
BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                  Re:      CWMBS, Inc.
                           Alternative Loan Trust 2001-4
                           Mortgage Pass-Through Certificates,
                           Series 2001-5
                           -----------------------------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.

                                                              Very truly yours,
                                                              /s/ Amy Sunshine
Enclosure                                                     Amy Sunshine